MUNIYIELD
MICHIGAN
INSURED
FUND, INC.



FUND LOGO



Semi-Annual Report

April 30, 2000



MuniYield Michigan Insured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal and Michigan income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and Michigan income taxes.

This report, including the financial information herein, is transmitted to the shareholders of MuniYield Michigan Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.




MuniYield Michigan
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MUNIYIELD MICHIGAN INSURED FUND, INC.


The Benefits and
Risks of
Leveraging

MuniYield Michigan Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.



MuniYield Michigan Insured Fund, Inc., April 30, 2000



DEAR SHAREHOLDER

For the six-month period ended April 30, 2000, the Common Stock of MuniYield Michigan Insured Fund, Inc. earned $0.399 per share income dividends, which included earned and unpaid dividends of $0.066. This represents a net annualized yield of 5.77%, based on a month-end per share net asset value of $13.89. Over the same period, the total investment return on the Fund's Common Stock was +3.25%, based on a change in per share net asset value from $13.91 to $13.89, and assuming reinvestment of $0.404 per share income dividends.

For the six-month period ended April 30, 2000, the Fund's Auction
Market Preferred Stock had an average yield of 5.57% for Series A, 4.03% for Series B and 3.69% for Series C.

The Municipal Market Environment
Since October 1999 through mid-January 2000, fixed-income bond yields rose steadily higher. US economic growth, in part intensified by Year 2000 preparations, grew at a 7.3% rate in the fourth quarter of 1999 and at a 4.2% annual rate for all of 1999. Initial estimates for the first quarter of 2000 were reported at 5.4%. However, despite these significant growth rates, no price measure indicator has shown any considerable signs of future price pressures at the consumer level, despite the lowest unemployment rates since January 1970. Given no signs of an economic slowdown, the Federal Reserve Board continued to raise short-term interest rates in November 1999 and again in February and March 2000. In each instance, the Federal Reserve Board cited both the continued growth of US employment and the impressive strength of the US equity markets as reasons for attempting to moderate US economic growth before inflationary price increases are realized. By mid-January 2000, US Treasury bond yields rose 60 basis points (0.60%) to 6.75%. Similarly, as measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt bond yields rose approximately 20 basis points to 6.35%.

Since mid-January, fixed-income markets have largely ignored strong economic fundamentals and concentrated on very positive technical supply factors. Declining bond issuance, both current, and more importantly, expected future issuance, helped push bond yields lower from mid-January to mid-April 2000. In late January and early February 2000, the US Treasury announced its intention to reduce the number of issues to be auctioned in the quarterly Treasury note and bond auctions. Furthermore, budgetary surpluses would allow the US Treasury to repurchase outstanding, higher-couponed Treasury issues, primarily in the 15-year and longer-term maturity sectors. Both these actions would result in a significant reduction in the outstanding supply of long-term US Treasury debt. Domestic and international investors quickly began to accumulate what was expected to become a scarce commodity and bond prices quickly rose.

By mid-April 2000, US Treasury bond yields had declined over 100 basis points to 5.67%. However, bond yields rose somewhat during the last two weeks of the period as economic statistics were released, indicating that the economic strength seen in late 1999 was continuing into early 2000. The decline in long-term US Treasury bond yields resulted in an inverted taxable yield curve as short-term and intermediate-term interest rates have not fallen proportionately since the Federal Reserve Board is expected to continue to raise short-term interest rates. The current inversion has had much more to do with debt reduction and Treasury buybacks than with investor expectations of slower economic growth. Over the last six months, long-term US Treasury bond yields have fallen almost 20 basis points to close the six-month period ended April 30, 2000 at 5.96%.

Tax-exempt bond yields have also declined in recent months. The decline has largely been in response to the rally in US Treasury securities, as well as a continued positive technical supply environment. States such as California and Maryland have announced that their large current and anticipated future budget surpluses will permit the cancellation or postponement of expected bond issuance. Additionally, some issuers have also initiated tenders to repurchase existing debt, reducing the supply of tax-exempt bonds in the secondary market as well. Since their recent peak in January 2000, long-term municipal bond yields declined over 25 basis points to finish the six-month period ended April 30, 2000 at 6.07%. During the last six months, municipal bond yields declined just 10 basis points overall.

The relative underperfomance of the municipal bond market in recent months has been especially disappointing given the strong technical position the tax-exempt bond market enjoyed. The issuance of long-term tax-exempt securities has dramatically declined. Over the last year, $203 billion in new long-term municipal securities was issued, a decline of almost 25% compared to the same period a year earlier. For the six months ended April 30, 2000, approximately $90 billion in new tax-exempt bonds was underwritten, a decline of more than 25% compared to the same period in 1999. Although investors received over $30 billion in coupon payments, bond maturities, and the proceeds from early bond redemptions, coupled with the highest municipal bond yields in three years, overall investor demand has diminished. Long-term municipal bond mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. Over the last four months, tax-exempt mutual funds have had net redemptions of more than $8 billion. Also, the demand from property and casualty insurance companies has weakened as a result of the losses and anticipated losses incurred from a series of damaging storms across much of the eastern United States. Additionally, many institutional investors who have in recent years been attracted to the municipal bond market by historically attractive tax-exempt bond yield ratios of over 90% found other asset classes even more attractive. Even with a favorable supply position, tax-exempt municipal bond yields have underperformed their taxable counterparts.

Any significantly lower municipal bond yields are still likely to require weaker US employment growth and consumer spending. The actions taken in recent months by the Federal Reserve Board should eventually slow US economic growth. The recent declines in US home sales are perhaps the first sign that consumer spending is being slowed by higher interest rates. Until further signs develop, it is likely that the municipal bond market's current favorable technical position will dampen significant tax-exempt interest rate volatility and provide a stable environment for eventual improvement in municipal bond prices.

Portfolio Strategy
As the US economy remained far stronger than we anticipated in late 1999, we adopted a more neutral portfolio structure for the Fund. We sold several interest rate-sensitive issues and replaced them with higher-couponed issues in the 15-year maturity range. Given the steepness of the tax-exempt yield curve, bonds in this maturity range can capture approximately 95% of the yield available in the entire municipal yield curve. Bonds with this structure are significantly less sensitive to interest rate changes than bonds maturing in 25 years--30 years, thereby still allowing the Fund to maintain an attractive income dividend stream. However, reduced new bond issuance in recent months has hampered our efforts to return the Fund to a neutral stance.


MuniYield Michigan Insured Fund, Inc., April 30, 2000


For the majority of the six-months ended April 30, 2000, short-term tax-exempt bond yields averaged approximately 3.75%, resulting in a significant incremental yield paid to the Fund's Common Stock shareholder. However, the combination of Federal income tax season and an ongoing Federal Reserve Board tightening cycle has pushed municipal short-term interest rates to above 4%. The steepness of the tax-exempt bond yield curve still generates a positive yield advantage from the leveraging of the Fund's Preferred Stock. However, should the spread between long-term tax-exempt interest rates and short-term tax-exempt interest rates narrow, the benefits of the leverage will decline and the yield on the Fund's Common Stock will decline. (For an explanation on the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion
We appreciate your ongoing interest in MuniYield Michigan Insured
Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Fred K. Stuebe)
Fred K. Stuebe
Vice President and
Portfolio Manager



May 31, 2000



PROXY RESULTS

During the six-month period ended April 30, 2000, MuniYield Michigan Insured Fund, Inc.'s Common Stock shareholders voted on the following proposals. Proposals 1 and 2 were approved at a shareholders' meeting on April 27, 2000. Proposal 3 was approved on December 15, 1999. The description of each proposal and number of shares voted are as follows:

                                                                                    Shares Voted                Shares Withheld
                                                                                        For                       From Voting
1. To elect the Fund's Board of Directors:   Terry K. Glenn                          4,864,529                       99,061
                                             Jack B. Sunderland                      4,849,368                      114,222
                                             Stephen B. Swensrud                     4,861,259                      102,331
                                             J. Thomas Touchton                      4,864,629                       98,961
                                             Fred G. Weiss                           4,858,940                      104,650
                                             Arthur Zeikel                           4,853,501                      110,089

                                                                                    Shares Voted   Shares Voted   Shares Voted
                                                                                        For          Against        Abstain
2. To ratify the selection of Ernst & Young LLP as the Fund's independent
   auditors for the current fiscal year.                                             4,845,061        19,826         98,703

3. To approve the Agreement and Plan of Reorganization among the Fund,
   MuniHoldings Michigan Insured Fund, Inc. and MuniVest Michigan
   Insured Fund, Inc.                                                                4,085,897       148,765        161,644


During the six-month period ended April 30, 2000, MuniYield Michigan Insured Fund, Inc.'s Common Stock shareholders voted on the following proposals. Proposals 1 and 2 were approved at a shareholders' meeting on April 27, 2000. Proposal 3 was approved on December 15, 1999. The description of each proposal and number of shares voted are as follows:

                                                                                    Shares Voted                Shares Withheld
                                                                                        For                       From Voting
1. To elect the Fund's Board of Directors: Terry K. Glenn, M. Colyer Crum,
   Laurie Simon Hodrick, Jack B. Sunderland, Stephen B. Swensrud,
   J. Thomas Touchton, Fred G. Weiss and Arthur Zeikel                                 1,051                           0

                                                                                    Shares Voted   Shares Voted   Shares Voted
                                                                                        For          Against        Abstain
2. To ratify the selection of Ernst & Young LLP as the Fund's independent
   auditors for the current fiscal year.                                               1,050            0              1

3. To approve the Agreement and Plan of Reorganization among the Fund,
   MuniHoldings Michigan Insured Fund, Inc. and MuniVest Michigan
   Insured Fund, Inc.                                                                  1,966            4              30


MuniYield Michigan Insured Fund, Inc., April 30, 2000



MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.



QUALITY PROFILE

The quality ratings of securities in the Fund as of April 30, 2000 were as follows:

                                        Percent of
S&P Rating/Moody's Rating               Net Assets
AAA/Aaa                                    87.0%
AA/Aa                                       3.1
A/A                                         1.9
BBB/Baa                                     0.6
NR (Not Rated)                              1.4
Other*                                      3.7

[FN]
*Temporary investments in short-term municipal securities.



Portfolio
Abbreviations

To simplify the listings of MuniYield Michigan Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT            Alternative Minimum Tax (subject to)
DATES          Daily Adjustable Tax-Exempt Securities
GO             General Obligation Bonds
HDA            Housing Development Authority
PCR            Pollution Control Revenue Bonds
RIB            Residual Interest Bonds
VRDN           Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                     (in Thousands)
                S&P       Moody's   Face
STATE           Ratings   Ratings  Amount   Issue                                                                Value
Michigan--97.7% AAA       Aaa     $ 2,500   Anchor Bay, Michigan, School District, GO (School Building and
                                            Site), Series I, 6% due 5/01/2023 (c)                               $  2,521

                AAA       Aaa       1,000   Avondale, Michigan, School District, GO, Refunding, 4.75% due
                                            5/01/2022 (b)                                                            838

                                            Belding, Michigan, Area Schools, GO, Refunding (c):
                AAA       NR*         785    6.05% due 5/01/2006 (f)                                                 830
                AAA       Aaa         215    6.05% due 5/01/2021                                                     218

                AAA       Aaa       1,000   Caledonia, Michigan, Community Schools, GO, Refunding, 6.625%
                                            due 5/01/2014 (b)                                                      1,048

                AAA       Aaa       1,625   Central Michigan University Revenue Bonds, 5.50% due
                                            4/01/2007 (c)(f)                                                       1,673

                                            Central Michigan University, Revenue Refunding Bonds (c):
                AAA       Aaa       3,000    5% due 10/01/2023                                                     2,615
                AAA       Aaa       2,500    5% due 10/01/2027                                                     2,155

                AAA       Aaa       1,250   Chelsea, Michigan, School District, GO, 5.875% due
                                            5/01/2005 (c)(f)                                                       1,306

                AAA       Aaa       4,795   Clarkston, Michigan, Community Schools, GO, 5.25% due
                                            5/01/2023 (d)                                                          4,366

                AAA       Aaa       1,000   Coldwater, Michigan, Community Schools, GO, 6.30% due
                                            5/01/2004 (d)(f)                                                       1,063

                AAA       Aaa       2,500   Comstock Park, Michigan, Public Schools, GO, 5.75% due
                                            5/01/2029 (c)                                                          2,441

                                            Decatur, Michigan, Public Schools, Van Burn-Cass Counties,
                                            GO (e):
                AAA       Aaa       2,765    5% due 5/01/2024                                                      2,400
                AAA       Aaa       1,360    5% due 5/01/2029                                                      1,164

                NR*       P1        3,500   Delta County, Michigan, Economic Development Corporation,
                                            Environmental Improvement Revenue Refunding Bonds (Mead-
                                            Escanaba Paper), DATES, Series D, 5.40% due 12/01/2023 (a)             3,500

                AAA       Aaa       3,500   Detroit, Michigan, City School District, GO, Series B, 5% due
                                            5/01/2021 (c)                                                          3,081

                                            Detroit, Michigan, Sewage Disposal Revenue Bonds, Series A:
                AAA       Aaa       4,000    5% due 7/01/2022 (d)                                                  3,504
                AAA       Aaa       1,000    5.75% due 7/01/2026 (c)                                                 981
                AAA       Aaa       1,000    5% due 7/01/2027 (d)                                                    863

                                            Detroit, Michigan, Water Supply System Revenue Bonds, Senior
                                            Lien, Series A:
                AAA       Aaa       6,320    5% due 7/01/2021 (d)                                                  5,560
                AAA       Aaa       4,875    5.75% due 7/01/2026 (c)                                               4,784
                AAA       Aaa       6,700    5% due 7/01/2027 (d)                                                  5,779
                AAA       Aaa       1,250    5.875% due 7/01/2029 (c)                                              1,239

                AAA       Aaa       5,000   Detroit, Michigan, Water Supply System, Revenue Refunding
                                            Bonds, 6.25% due 7/01/2012 (c)(f)                                      5,235


MuniYield Michigan Insured Fund, Inc., April 30, 2000


SCHEDULE OF INVESTMENTS (continued)                                                                      (in Thousands)
                S&P       Moody's   Face
STATE           Ratings   Ratings  Amount   Issue                                                                Value
Michigan        AAA       NR*     $ 1,610   East Grand Rapids, Michigan, Public School District, GO,
(continued)                                 5.75% due 5/01/2021 (e)                                             $  1,594

                AAA       Aaa       1,000   Eastern Michigan University, General Revenue Refunding Bonds,
                                            6.375% due 6/01/2014 (b)                                               1,036

                AAA       Aaa       1,995   Eaton Rapids, Michigan, Public Schools, GO, Refunding, 5%
                                            due 5/01/2022 (d)                                                      1,746

                AAA       Aaa       4,000   Fenton, Michigan, Area Public Schools, GO, 5% due 5/01/2021 (c)        3,517

                AAA       Aaa       2,000   Ferris State University, Michigan, Revenue Refunding Bonds,
                                            5% due 10/01/2023 (b)                                                  1,743

                                            Grand Ledge, Michigan, Public Schools District, GO (d)(f):
                AAA       Aaa       1,000    6.45% due 5/01/2004                                                   1,069
                AAA       Aaa      12,500    6.60% due 5/01/2004                                                  13,423

                                            Grand Rapids, Michigan, Water Supply Revenue Refunding
                                            Bonds (c):
                AAA       Aaa       3,000    6.25% due 1/01/2011                                                   3,076
                A1+       VMIG1++   2,600    VRDN, 4.95% due 1/01/2020 (a)                                         2,600

                                            Grand Traverse County, Michigan, Hospital Revenue Refunding
                                            Bonds (Munson Healthcare), Series A (b):
                AAA       Aaa       4,000    6.25% due 7/01/2002 (f)                                               4,187
                AAA       Aaa       2,500    5.50% due 7/01/2018                                                   2,373
                AAA       Aaa       3,110    6.25% due 7/01/2022                                                   3,138

                AAA       Aaa       2,570   Grandville, Michigan, Public Schools District, GO, Refunding,
                                            6.60% due 5/01/2005 (c)(f)                                             2,767

                AAA       Aaa       4,750   Greenville, Michigan, Public Schools, GO, 5.75% due 5/01/2004
                                            (d)(f)                                                                 4,919

                AAA       Aaa       1,500   Greenville, Michigan, Public Schools, GO, Refunding, 5% due
                                            5/01/2024 (e)                                                          1,302

                NR*       Aaa       3,000   Holt, Michigan, Public Schools, GO, Refunding, 5.125% due
                                            5/01/2021 (d)                                                          2,696

                AAA       Aaa       3,305   Jonesville, Michigan, Community Schools, GO, 5.75% due
                                            5/01/2029 (c)                                                          3,228

                AAA       Aaa       1,080   Kalamazoo, Michigan, Building Authority Revenue Bonds, 5.375%
                                            due 10/01/2019 (d)                                                     1,022

                                            Kalamazoo, Michigan, Hospital Finance Authority, Hospital
                                            Facility Revenue Refunding and Improvement Bonds (Bronson
                                            Methodist Hospital)(d):
                AAA       Aaa       2,935    5.75% due 5/15/2016                                                   2,920
                AAA       Aaa       1,000    5.875% due 5/15/2026                                                    975
                AAA       Aaa       1,180    Series A, 6.375% due 5/15/2017                                        1,246

                                            Kalamazoo, Michigan, Hospital Finance Authority, Hospital
                                            Facility Revenue Refunding Bonds (Bronson Methodist
                                            Hospital)(d):
                NR*       Aaa       4,250    5.25% due 5/15/2018                                                   3,888
                NR*       Aaa       6,950    RIB, Series 138, 5.59% due 5/15/2028 (g)                              5,858

                AAA       Aaa       1,000   Kent County, Michigan, Airport Facility Revenue Bonds (Kent
                                            County International Airport), AMT, 5% due 1/01/2028 (d)                 836

                AAA       Aaa       4,660   Kent, Michigan, Hospital Finance Authority, Health Care
                                            Revenue Bonds (Butterworth Health Systems), Series A, 5.625%
                                            due 1/15/2006 (d)(f)                                                   4,845

                AAA       Aaa       4,000   Kent, Michigan, Hospital Finance Authority, Hospital Revenue
                                            Refunding Bonds (Butterworth Hospital), Series A, 7.25%
                                            due 1/15/2013 (d)                                                      4,580

                AAA       Aaa       2,500   Lakeshore, Michigan, Public Schools, GO, 5.70% due 5/01/2022 (d)       2,442
                AAA       Aaa       1,000   Leslie, Michigan, Public Schools, Ingham and Jackson
                                            Counties, GO, Refunding, 6% due 5/01/2005 (b)(f)                       1,050

                AAA       Aaa       5,235   Lincoln Park, Michigan, School District, GO, 7% due
                                            5/01/2006 (c)(f)                                                       5,791

                AAA       Aaa       1,900   Lowell, Michigan, Area Schools, GO, Refunding, 4.91%** due
                                            5/01/2016 (c)                                                            747

                                            Michigan Higher Education Student Loan Authority, Student
                                            Loan Revenue Bonds, AMT (b):
                AAA       Aaa       2,000    Series XII-Q, 5.20% due 9/01/2010                                     1,899
                AAA       NR*       2,500    Series XVII-B, 5.40% due 6/01/2018                                    2,286
                AAA       VMIG1++     600    VRDN, Series XII-D, 5.10% due 10/01/2015 (a)                            600

                AA+       Aa1       2,000   Michigan Municipal Bond Authority Revenue Bonds (State
                                            Revolving Fund), Series A, 6.60% due 10/01/2002 (f)                    2,115

                                            Michigan Municipal Bond Authority, Revenue Refunding Bonds
                                            (Local Government Loan Program), Series A:
                AAA       Aaa       1,035    6.50% due 5/01/2012 (b)                                               1,087
                AAA       Aaa       1,870    6.50% due 11/01/2012 (d)                                              1,963
                AAA       Aaa       1,000    6% due 12/01/2013 (c)                                                 1,034
                AAA       Aaa       7,000    6.125% due 12/01/2018 (c)                                             7,146

                AA+       Aa1       1,500   Michigan State, GO, 5% due 12/01/2005                                  1,499

                AAA       Aaa       6,500   Michigan State, HDA, Rental Housing Revenue Bonds, Series
                                            B, 5.10% due 10/01/2019 (d)                                            5,848

                AAA       Aaa       3,885   Michigan State, HDA, Rental Housing Revenue Refunding Bonds,
                                            Series A, 6.50% due 4/01/2023 (e)                                      4,008

                                            Michigan State, HDA, Revenue Refunding Bonds (h):
                AA+       NR*       1,125    AMT, Series B, 6.20% due 6/01/2027                                    1,128
                AA+       NR*       2,690    Series C, 5.90% due 12/01/2015                                        2,729

                                            Michigan State Hospital Finance Authority, Revenue
                                            Refunding Bonds:
                AAA       Aaa       1,500    (Ascension Health Credit), Series A, 6.25% due
                                             11/15/2014 (d)                                                        1,572
                AAA       Aaa       2,715    (Ascension Health Credit), Series A, 5.75% due
                                             11/15/2017 (d)                                                        2,685
                AAA       Aaa      12,000    (Ascension Health Credit), Series A, 6.125% due
                                             11/15/2023 (d)                                                       12,050
                AA        Aa2       1,000    (Ascension Health Credit), Series A, 6.125% due
                                             11/15/2026                                                              984
                AAA       Aaa       4,000    (Detroit Medical Group), Series A, 5.25% due
                                             8/15/2027 (b)                                                         3,506
                AAA       Aaa       4,805    (Mercy Health Services), Series T, 6.50% due
                                             8/15/2013 (d)                                                         5,093
                AAA       Aaa       2,000    (Mercy Health Services), Series X, 6% due 8/15/2014 (d)               2,051
                AAA       Aaa       2,200    (Mercy Health Services), Series X, 5.75% due 8/15/2019 (d)            2,150
                AAA       Aaa       2,715    (Mercy Mount Clemens), Series A, 6% due 5/15/2014 (d)                 2,777
                NR*       VMIG1++   1,000    (Mount Clemens Hospital), VRDN, 5% due 8/15/2015 (a)                  1,000
                AAA       Aaa       2,500    (Oakwood Obligation Group), Series A, 5% due 8/15/2026 (e)            2,107
                AAA       Aaa       3,000    (Saint John Hospital), Series A, 6.0% due 5/15/2013 (b)(i)            3,076
                AAA       Aaa       1,100    (Sisters of Mercy Health Corp.), Series M, 6.25%
                                             due 2/15/2022 (e)                                                     1,109
                AAA       Aaa       1,460    (Sparrow Obligated Group), 6.50% due 11/15/2011 (d)                   1,517

                                            Michigan State Strategic Fund, Limited Obligation
                                            Revenue Bonds, AMT:
                A         A1        5,000    (Ford Motor Company Project), Series A, 6.55% due
                                             10/01/2022                                                            5,049
                BBB       Ba1       2,500    (Waste Management Inc. Project),6.625% due 12/01/2012                 2,412

                                            Michigan State Strategic Fund, Limited Obligation
                                            Revenue Refunding Bonds (Detroit Edison Company):
                AAA       Aaa       7,250    AMT, Series A, 5.55% due 9/01/2029 (d)                                6,689
                A1+       P1          400    VRDN, Series CC, 5.85% due 9/01/2030 (a)                                400

                A         A2        2,500   Michigan State Strategic Fund, PCR, Refunding (General
                                            Motors Corp.), 6.20% due 9/01/2020                                     2,506

                AA        Aa3       1,000   Michigan State Trunk Line Revenue Bonds, Series A, 5.25%
                                            due 11/15/2002                                                         1,009


MuniYield Michigan Insured Fund, Inc., April 30, 2000


SCHEDULE OF INVESTMENTS (concluded)                                                                         (in Thousands)
                S&P       Moody's   Face
STATE           Ratings   Ratings  Amount   Issue                                                                Value
Michigan                                    Michigan State Trunk Line, Revenue Refunding Bonds, Series
(concluded)                                 A (d):
                AAA       Aaa     $ 2,750    4.75% due 11/01/2020                                               $  2,330
                AAA       Aaa       2,800    5% due 11/01/2026                                                     2,417

                AAA       Aaa       1,250   Michigan State Underground Storage, Tank Financial Assurance
                                            Authority, Revenue Refunding Bonds, Series I, 5.50% due
                                            5/01/2002 (b)                                                          1,265

                AAA       Aaa       2,435   Michigan State University Revenue Bonds, Series A, 5% due
                                            2/15/2026 (b)                                                          2,097

                AAA       Aaa      15,000   Monroe County, Michigan, Economic Development Corp.,
                                            Limited Obligation Revenue Refunding Bonds (Detroit Edison Co.
                                            Project), Series AA, 6.95% due 9/01/2022 (c)                          17,086

                                            Monroe County, Michigan, PCR (Detroit Edison Company Project),
                                            AMT (d):
                AAA       Aaa       9,000    Series CC, 6.55% due 6/01/2024                                        9,329
                AAA       Aaa       1,500    Series I-B, 6.55% due 9/01/2024                                       1,557

                AAA       Aaa       2,000   Montrose Township, Michigan, School District, GO, 5.60% due
                                            5/01/2026 (d)                                                          1,921

                AAA       Aaa       7,000   Northern Michigan University, Revenue Refunding Bonds, 5%
                                            due 12/01/2025 (d)                                                     6,065

                                            Northview, Michigan, Public Schools District, GO, Refunding (d):
                AAA       NR*       2,265    5.80% due 5/01/2006 (f)                                               2,366
                AAA       Aaa         235    5.80% due 5/01/2021                                                     233

                AAA       Aaa       2,600   Novi, Michigan, Community School District, GO, 6.125% due
                                            5/01/2003 (c)(f)                                                       2,730

                AAA       Aaa       1,870   Redford, Michigan, Unified School District, GO, 5.90% due
                                            5/01/2006 (c)(f)                                                       1,963

                AAA       Aaa       1,000   Reeths-Puffer Schools, Michigan, GO, Refunding, 6% due
                                            5/01/2005 (c)(f)                                                       1,050

                AAA       Aaa       5,925   Riverview, Michigan, Community School District, GO, 6.70%
                                            due 5/01/2002 (c)(f)                                                   6,219

                AAA       Aaa       4,000   Rockford, Michigan, Public Schools, GO, 5.25% due 5/01/2022 (c)        3,659

                AA        Aa3       2,620   Royal Oak, Michigan, Hospital Finance Authority Revenue
                                            Bonds (Beaumont Properties, Inc.), Series E, 6.625% due
                                            1/01/2019                                                              2,679

                AAA       Aaa       2,500   Saginaw, Michigan, Hospital Finance Authority, Revenue
                                            Refunding Bonds (Covenant Medical Center), Series E, 5.625%
                                            due 7/01/2013 (d)                                                      2,501

                NR*       Aaa       5,250   Saint Clair County, Michigan, Ecomomic Revenue Refunding
                                            Bonds (Detroit Edison Company), RIB, Series 282, 7.37% due
                                            8/01/2024 (b)(g)                                                       5,744

                AAA       Aaa       5,250   Southgate, Michigan, Community School District, GO, 5% due
                                            5/01/2025 (c)                                                          4,544

                AAA       Aaa       2,975   Tecumseh, Michigan, Public Schools, GO, 5% due 5/01/2021 (c)           2,616

                AAA       Aaa       1,000   Three Rivers, Michigan, Community Schools, GO, 6% due
                                            5/01/2006 (d)(f)                                                       1,055

                AAA       Aaa       3,725   Three Rivers, Michigan, Community Schools, GO, Refunding,
                                            5% due 5/01/2023 (e)                                                   3,244

                A1+       VMIG1++   1,200   University of Michigan, University Hospital Revenue Bonds,
                                            VRDN, Series A, 5.85% due 12/01/2027 (a)                               1,200

                A1+       VMIG1++   1,700   University of Michigan, University Hospital Revenue
                                            Refunding Bonds, VRDN, Series A, 5.85% due 12/01/2019 (a)              1,700

                A1+       VMIG1++   3,600   University of Michigan, University Revenue Bonds (Medical
                                            Service Plan), VRDN, Series A,  5.85% due 12/01/2027 (a)               3,600

                AAA       Aaa       3,000   Warren, Michigan, Water and Sewer Revenue Bonds, 5.125% due
                                            11/01/2023 (e)                                                         2,669

                AAA       Aaa       1,500   Waterford, Michigan, School District, GO, 6.25% due
                                            6/01/2004 (c)(f)                                                       1,581

                                            Wayne Charter County, Michigan, Airport Revenue Bonds,
                                            AMT (d):
                AAA       Aaa      14,660    (Detroit Metropolitan Wayne County), Series A, 5.375%
                                             due 12/01/2015                                                       13,925
                NR*       NR*       6,235    RIB, Series 68, 5.265% due 12/01/2017 (g)                             5,566

                                            Wayne State University, Michigan, University Revenue
                                            Refunding Bonds (c):
                AAA       Aaa       1,600    5.25% due 11/15/2019                                                  1,482
                AAA       Aaa      10,275    5.125% due 11/15/2029                                                 9,026

                AAA       Aaa       4,905   West Branch-Rose City, Michigan, GO, 5.50% due 5/01/2024 (c)           4,673

                AAA       Aaa       2,000   Western Michigan, University Revenue Bonds, Series B, 6.50%
                                            due 7/15/2021 (b)                                                      2,041

                AAA       Aaa       5,500   Wyandotte, Michigan, Electric Revenue Refunding Bonds, 6.25%
                                            due 10/01/2017 (d)                                                     5,623

                AAA       Aaa       1,300   Ypsilanti, Michigan, School District, GO, Refunding, 5.75%
                                            due 5/01/2007 (c)(f)                                                   1,348

                AAA       Aaa       1,500   Zeeland, Michigan, Public Schools, GO, 5.375% due 5/01/2025 (c)        1,388


                Total Investments (Cost--$387,955)--97.7%                                                        383,354

                Other Assets Less Liabilities--2.3%                                                                8,832
                                                                                                                --------
                Net Assets--100.0%                                                                              $392,186
                                                                                                                ========



             (a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2000.
             (b)AMBAC Insured.
             (c)FGIC Insured.
             (d)MBIA Insured.
             (e)FSA Insured.
             (f)Prerefunded.
             (g)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2000.
             (h)FHA Insured.
             (i)Escrowed to maturity.
               *Not Rated.
              **Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
              ++Highest short-term rating by Moody's Investors Service, Inc.

                See Notes to Financial Statements.


MuniYield Michigan Insured Fund, Inc., April 30, 2000

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of April 30, 2000
Assets:             Investments, at value (identified cost--$387,954,966)                                   $383,354,176
                    Cash                                                                                       1,054,208
                    Interest receivable                                                                        8,519,734
                    Prepaid expenses and other assets                                                              8,826
                                                                                                            ------------
                    Total assets                                                                             392,936,944
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders                                              $  227,046
                      Reorganization costs                                                      215,111
                      Investment adviser                                                        151,963
                      Offering costs                                                             11,120          605,240
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       146,198
                                                                                                            ------------
                    Total liabilities                                                                            751,438
                                                                                                            ------------

Net Assets:         Net assets                                                                              $392,185,506
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized):
                      Preferred Stock, par value $.05 per share (5,600 shares of
                      AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $140,000,000
                      Common Stock, par value $.10 per share (18,155,932 shares
                      issued and outstanding)                                              $  1,815,593
                    Paid-in capital in excess of par                                        272,405,292
                    Undistributed investment income--net                                      1,708,522
                    Accumulated realized capital losses on investments--net                 (17,341,736)
                    Accumulated distributions in excess of realized capital gains
                    on investments--net                                                      (1,801,375)
                    Unrealized depreciation on investments--net                              (4,600,790)
                                                                                           ------------
                    Total--Equivalent to $13.89 net asset value per share of
                    Common Stock (market price--$11.5625)                                                    252,185,506
                                                                                                            ------------
                    Total capital                                                                           $392,185,506
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Six Months Ended April 30, 2000
Investment          Interest and amortization of premium and discount earned                                $  6,608,813
Income:

Expenses:           Investment advisory fees                                                 $  564,441
                    Reorganization expenses                                                     368,991
                    Commission fees                                                             106,044
                    Transfer agent fees                                                          41,240
                    Professional fees                                                            30,334
                    Accounting services                                                          25,827
                    Printing and shareholder reports                                             15,254
                    Directors' fees and expenses                                                 12,749
                    Custodian fees                                                                9,251
                    Listing fees                                                                  7,245
                    Pricing fees                                                                  4,285
                    Other                                                                         7,169
                                                                                           ------------
                    Total expenses                                                                             1,192,830
                                                                                                            ------------
                    Investment income--net                                                                     5,415,983
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (2,756,485)
Unrealized          Change in unrealized appreciation/depreciation on investments--net                         4,116,859
Gain (Loss) on                                                                                              ------------
Investments         Net Increase in Net Assets Resulting from Operations                                    $  6,776,357
--Net:                                                                                                      ============

                    See Notes to Financial Statements.


MuniYield Michigan Insured Fund, Inc., April 30, 2000


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Six        For the
                                                                                           Months Ended      Year Ended
                                                                                            April 30,       October 31,
                    Increase (Decrease) in Net Assets:                                         2000             1999
Operations:         Investment income--net                                                  $ 5,415,983     $  7,713,511
                    Realized loss on investments--net                                        (2,756,485)        (124,051)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                          4,116,859      (13,181,186)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from
                    operations                                                                6,776,357       (5,591,726)
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                           (3,611,200)      (6,322,552)
Shareholders:         Preferred Stock                                                        (1,496,556)      (1,326,180)
                    Realized gain on investments--net:
                      Common Stock                                                                   --       (1,552,255)
                      Preferred Stock                                                                --         (249,120)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (5,107,756)      (9,450,107)
                                                                                           ------------     ------------

Capital Stock       Proceeds from issuance of Common Stock resulting from
Transactions:       reorganization                                                          147,153,267               --
                    Proceeds from issuance of Preferred Stock resulting from
                    reorganization                                                           90,000,000               --
                    Value of shares issued to Common Stock Shareholders in
                    reinvestment of dividends and distributions                                      --          894,471
                                                                                           ------------     ------------
                    Net increase in net assets derived from capital stock
                    transactions                                                            237,153,267          894,471
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                 238,821,868      (14,147,362)
                    Beginning of period                                                     153,363,638      167,511,000
                                                                                           ------------     ------------
                    End of period*                                                         $392,185,506     $153,363,638
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  1,708,522     $  1,400,295
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived           For the Six
from information provided in the financial statements.              Months Ended
                                                                     April 30,       For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                 2000       1999      1998      1997       1996
Per Share           Net asset value, beginning of period              $  13.91   $  15.93  $  15.51  $  15.16   $  15.13
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .43       1.04      1.07      1.09       1.11
                    Realized and unrealized gain (loss)
                    on investments--net                                    .08      (1.79)      .46       .33        .03
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .51       (.75)     1.53      1.42       1.14
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to
                    Common Stock shareholders:
                      Investment income--net                              (.40)      (.85)     (.83)     (.84)      (.87)
                                                                      --------   --------  --------  --------   --------
                      In excess of realized gain on
                      investments--net                                      --       (.21)     (.04)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to
                    Common Stock shareholders                             (.40)     (1.06)     (.87)     (.84)      (.87)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:++++
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net                            (.13)      (.18)     (.21)     (.23)      (.24)
                        Realized gain on investments--net                   --         --        --        --         --
                        In excess of realized gain on
                        investments--net                                    --       (.03)     (.03)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.13)      (.21)     (.24)     (.23)      (.24)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  13.89   $  13.91  $  15.93  $  15.51   $  15.16
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $11.5625   $12.1875  $ 15.875  $  14.50   $  14.25
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                     (1.91%)+++(17.47%)   16.03%     8.00%     12.14%
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                   3.25%+++  (6.13%)    8.85%     8.58%      6.45%
                                                                      ========   ========  ========  ========   ========

Ratios Based on     Total expenses, excluding reorganization
Average Net         expenses***                                          1.11%*     1.09%     1.06%     1.06%      1.09%
Assets of                                                             ========   ========  ========  ========   ========
Common Stock:       Total expenses***                                    1.29%*     1.09%     1.06%     1.06%      1.09%
                                                                      ========   ========  ========  ========   ========
                    Total investment income--net***                      7.60%*     6.85%     6.90%     7.09%      7.28%
                                                                      ========   ========  ========  ========   ========
                    Amount of dividends to Preferred Stock
                    shareholders                                         2.01%*     1.18%     1.36%     1.48%      1.58%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net, to Common Stock
                    shareholders                                         5.59%*     5.67%     5.54%     5.61%      5.70%
                                                                      ========   ========  ========  ========   ========

Ratios Based on     Total expenses, excluding reorganization
Total Average Net   expenses                                              .73%*      .76%      .74%      .74%       .75%
Assets:***++                                                          ========   ========  ========  ========   ========
                    Total expenses                                        .85%*      .76%      .74%      .74%       .75%
                                                                      ========   ========  ========  ========   ========
                    Total investment income--net                         4.99%*     4.75%     4.79%     4.96%      5.03%
                                                                      ========   ========  ========  ========   ========

Ratios Based on     Dividends to Preferred Stock shareholders            3.86%*     2.66%     3.13%     3.39%      3.53%
Average Net                                                           ========   ========  ========  ========   ========
Assets of
Preferred Stock:

Supplemental        Net assets, net of Preferred Stock, end of
Data:               period (in thousands)                             $252,186   $103,364  $117,511  $114,392   $ 11,834
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                    $140,000   $ 50,000  $ 50,000  $ 50,000   $ 50,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  20.28%     42.71%    41.65%    16.68%     21.82%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  2,801   $  3,067  $  3,350  $  3,288   $  3,237
                                                                      ========   ========  ========  ========   ========

Dividends           Series A--Investment income--net                  $    480   $    663  $    782  $    849   $    882
Per Share                                                             ========   ========  ========  ========   ========
On Preferred        Series B--Investment income--net                  $    154         --        --        --         --
Stock                                                                 ========   ========  ========  ========   ========
Outstanding:        Series C--Investment income--net                  $    142         --        --        --         --
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Includes Common and Preferred Stock average net assets.
                ++++The Fund's Preferred Stock was issued on November 19, 1992
                    (Series A) and March 6, 2000 (Series B and Series C).
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.


MuniYield Michigan Insured Fund, Inc., April 30, 2000


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield Michigan Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MIY. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2000 were $55,384,296 and $42,400,523 respectively.

Net realized losses for the six months ended April 30, 2000 and net unrealized losses as of April 30, 2000 were as follows:


                                    Realized      Unrealized
                                     Losses         Losses

Long-term investments            $ (2,634,207)  $ (4,600,790)
Financial futures contracts          (122,278)            --
                                 ------------   ------------
Total                            $ (2,756,485)  $ (4,600,790)
                                 ============   ============


As of April 30, 2000, net unrealized depreciation for Federal income tax purposes aggregated $4,600,790, of which $8,399,027 related to appreciated securities and $12,999,817 related to depreciated securities. The aggregate cost of investments at April 30, 2000 for Federal income tax purposes was $387,954,966.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended April 30, 2000, increased by 10,724,298 as a result of issuance of Common
Stock from reorganization. Shares issued and outstanding during the year ended October 31, 1999 increased by 57,164 as a result of dividend reinvestment.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2000 were as follows: Series A, 4.29%; Series B, 4.70%; and Series C, 4.35%.

Shares issued and outstanding during the six months ended April 30, 2000, increased by 3,600 as a result of issuance of Preferred Stock from reorganization. Shares issued and outstanding during the year ended October 31, 1999 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $68,811 as commissions.

5. Capital Loss Carryforward:
At October 31, 1999, the Fund had a net capital loss carryforward of approximately $1,364,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

6. Acquisition of Other FAM-Managed Investment Companies:
On March 6, 2000, the Fund acquired all of the net assets of MuniHoldings Michigan Insured Fund, Inc. and MuniVest Michigan
Insured Fund, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of the following capital shares:

                                   Common Stock     AMPS Shares
                                 Shares Exchanged    Exchanged

MuniHoldings Michigan
Insured Fund, Inc.                  4,458,344          1,600

MuniVest Michigan Insured
Fund, Inc.                          7,387,697          2,000



MuniYield Michigan Insured Fund, Inc., April 30, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)


In exchange for these shares, the Fund issued 10,724,298 Common
Stock shares and 3,600 AMPS shares. As of that date, net assets of the acquired funds, including unrealized depreciation and accumulated net realized capital losses, were as follows:

                                                        Accumulated
                             Net         Unrealized     Net Realized
                            Assets      Depreciation   Capital Losses

MuniHoldings
Michigan Insured
Fund, Inc.               $ 94,380,719    $8,690,297     $ 3,145,585

MuniVest Michigan
Insured Fund, Inc.       $142,772,548    $  723,461     $10,104,959


The aggregate net assets of the Fund immediately after the acquisition amounted to $389,126,226.

7. Subsequent Event:
On May 5, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.065796 per share, payable on May 30, 2000 to shareholders of record as of May 16, 2000.


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
M. Colyer Crum, Director
Laurie Simon Hodrick, Director
Jack B. Sunderland, Director
Stephen B. Swensrud, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents
Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol
MIY

Donald Cecil and Edward H. Meyer, Directors of MuniYield Michigan
Insured Fund, Inc., have recently retired. The Fund's Board of
Directors wishes Mr. Cecil and Mr. Meyer well in their retirements.